BD & CareFusion: A new direction in healthcare NAME Title Date Exhibit 99.6 © 2014 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Aligned purpose To touch the life of every patient around the world. Helping all people live healthy lives © 2014 CareFusion Corporation or one of its subsidiaries. All rights reserved.

~ $700 million
combined spend
~$12 billion combined
revenue
No. 5 largest
med-tech company
Unprecedented scale
6
Global Position
45,000+
>50,000 points of care,
120 countries
Revenue, R&D investment, customer and employee figures are annualized based on the total of BD and CareFusion combined as of Oct. 1, 2014. Both companies will continue to operate separately and independently until their proposed merger is complete, which is expected to happen by mid-2015. These figures are subject to change.
© 2014 CareFusion Corporation or one of its subsidiaries. All rights reserved.
R&D Investment
Employees Customers

Common focus
BD strategy:
Apply technology and
clinical knowledge
to make healthcare
more effective,
efficient
and safe
CareFusion vision:
To improve the safety
and cost
of healthcare
for generations to
come.
© 2014 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Complementary product portfolio
Dispensing
Technologies
Infusion
Systems
Respiratory
Technologies
Infection
Prevention
Surgical
/Interventional
Specialties
Respiratory
Disposables
Reduce Variation   • Improve Safety   • Improve Processes   • Reduce Waste
Medication Management
BD
CareFusion
BD Medical BD Diagnostics BD Biosciences
Medication Management
© 2014 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Legal disclaimers
6
Forward Looking Statements
This communication contains certain estimates and other forward-looking statements (as defined under Federal securities laws).  Forward looking statements generally are accompanied by words such as “will”, "expect", "outlook" or other similar words, phrases or expressions.  These forward-looking statements include statements regarding the estimated or anticipated future results of BD, and of the combined company following BD’s proposed acquisition of CareFusion, the anticipated benefits of the proposed combination, including estimated synergies, the expected timing of completion of the transaction and other statements that are not historical facts.  These statements are based on the current expectations of BD and CareFusion management and are not predictions of actual performance.  These statements are subject to a number of risks and uncertainties regarding BD and CareFusion’s respective businesses and the proposed acquisition, and actual results may differ materially.  These risks and uncertainties include, but are not limited to, the ability of the parties to successfully close the proposed acquisition, including the risk that the required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the transaction; risks relating to the integration of CareFusion’s operations, products and employees into BD and the possibility that the anticipated synergies and other benefits of the proposed acquisition will not be realized or will not be realized within the expected timeframe; the outcome of any legal proceedings related to the proposed merger; access to available financing for the refinancing of BD’s or CareFusion’s debt on a timely basis and reasonable terms; the ability to market and sell CareFusion’s products in new markets, including the ability to obtain necessary regulatory product registrations and clearances; the loss of key senior management or other associates; the anticipated demand for BD’s and CareFusion’s products, including the risk of future reductions in government healthcare funding, changes in reimbursement rates or changes in healthcare practices that could result in lower utilization rates or pricing pressures; the impact of competition in the medical device industry; the risks of fluctuations in interest or foreign currency exchange rates; product liability claims; difficulties inherent in product development, including the timing or outcome of product development efforts, the ability to obtain regulatory approvals and clearances and the timing and market success of product launches; risks relating to fluctuations in the cost and availability of raw materials and other sourced products and the ability to maintain favorable supplier arrangements and relationships; successful compliance with governmental regulations applicable to BD, CareFusion and the combined company; changes in regional, national or foreign economic conditions; uncertainties of litigation, as well as other factors discussed in BD’s and CareFusion’s respective filings with the Securities Exchange Commission.  BD and CareFusion do not intend to update any forward-looking statements to reflect events or circumstances after the date hereof, except as required by applicable laws or regulations.
Important Information for Investors
In connection with the proposed transaction, BD will file with the SEC a registration statement on Form S-4 that will constitute a prospectus of BD and include a proxy statement of CareFusion. BD and CareFusion also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE
PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN
IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by BD and
CareFusion with the SEC at the SEC’s website at www.sec.gov. In addition, you will be able to obtain free copies of these documents by phone, e-mail or written request by contacting the investor relations department of BD or CareFusion at the following: Monique N. Dolecki, Investor Relations – 201-847-5378 Monique_Dolecki@bd.com or Jim
Mazzola, Investor Relations –  858-617-1203 Jim.Mazzola@CareFusion.com.
Participants in the Solicitation
BD and CareFusion and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about BD’s directors and executive officers is available in BD’s proxy statement dated December 19, 2013 for its
2014 Annual Meeting of Shareholders and in subsequent SEC filings.  Information about CareFusion's directors and executive officers is available in CareFusion's proxy statement dated September 25, 2014, for its 2014 Annual Meeting of Stockholders.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available.  Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.  You may obtain free copies of these documents from BD or CareFusion as indicated above. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.
© 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Appendix © 2014 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Infection
Prevention
Specialty
Disposables
Medical
Specialties
Procedural Solutions
CareFusion strategy
Infusion Dispensing
Medical Systems
Improving the safety and cost of healthcare
Clinical Resources
Strategic Sales and International Commercial Operations
Global Customer Support
Enterprise Technology and Software
Shared Research and Development
Medication Management
Infusion Therapy
Vascular Access
Operating Room
Bedside Care
Respiratory
Infusion
Disposables
Skin prep
Surgical
Instruments
Interventional
Specialties
Ventilators
Diagnostics
Global Expansion
•
Customer Experience
•
Business Simplification
Anesthesia Respiratory
© 2014 CareFusion Corporation or one of its subsidiaries. All rights reserved.

•
Enabling safer, simpler and more effective
parenteral drug delivery
•
Improving clinical outcomes through new, accurate and
faster diagnostics;
•
Providing tools and technologies to the research
community that facilitate basic science, drug discovery
and cell therapy;
•
Enhancing disease management in diabetes,
women’s health and cancer, and infection control.
•
Improving clinical, laboratory and research practices
in emerging markets
BD strategy and focus
BD’s Strategy is to Apply Technology and Clinical Knowledge
to Make Healthcare More Effective, Efficient and Safe.
The Five Areas of Focus Are:
© 2014 CareFusion Corporation or one of its subsidiaries. All rights reserved.

10
BD Medical
Focuses on providing innovative solutions to reduce the spread of infection, enhance diabetes treatment
and advance drug delivery.
Customers Served
•Hospitals and clinics
•Physicians’ office practices
•Consumers and retail pharmacies
•Governmental and nonprofit public health agencies
•Pharmaceutical companies
•Healthcare workers
Products
•Needles and syringes
•Intravenous catheters
•Safety-engineered and auto-disable devices
•Prefillable drug delivery systems
•Prefilled IV flush syringes
•Insulin syringes and pen needles
•Regional anesthesia needles and trays
•Sharps disposal containers
•Closed-system drug transfer devices
•BD Simplist™ line of ready-to-administer prefilled injectables
•Medication workflow solutions
© 2014 CareFusion Corporation or one of its subsidiaries. All rights reserved.

BD SafetyGlide™
Injection Needle
BD Nexiva™ Closed IV
Catheter System
BD PosiFlush™
Heparin-filled Flush Syringe
BD Soluvia™ Prefillable
Microinjection System
Enabling safer, simpler and more effective
parenteral drug delivery
BD Emerald™ Syringe
BD Sterifill Advance™
Plastic Prefillable Syringe
BD Simplist™ line of
ready-to-administer
prefilled injectables
© 2014 CareFusion Corporation or one of its subsidiaries. All rights reserved.